UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

October 31, 2021
Annual Report
to Shareholders
DWS Global Macro Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
22	Statement of Assets and Liabilities
24	Statement of Operations
25	Statements of Changes in Net Assets
26	Financial Highlights
33	Notes to Financial Statements
50	Report of Independent Registered Public Accounting Firm
52	Information About Your Fund’s Expenses
54	Tax Information
55	Advisory Agreement Board Considerations and Fee Evaluation
60	Board Members and Officers
66	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS Global Macro Fund

Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
DWS Global Macro Fund	|	3

Letter to Shareholders
Dear Shareholder:
The economic outlook remains moderately positive overall, buoyed by good corporate earnings and continued support from central banks. While the U.S. and Asia are acting as growth engines, there is still some uncertainty whether the current momentum is sustainable.
Inflation came back into focus sooner than expected as a result of the combination of the growth upswing, stimulus packages, expansive central banks, and sharply rising oil prices. These circumstances may, to a great extent, prove to be a temporary phenomenon driven by one-time, pandemic-related effects. For example, the massive underutilization of productive capacity and labor in 2020 depressed prices last year. Normalization of commodity prices alone is providing a significant base effect. We expect to see inflation begin to decline next year, as economic activity returns to a more typical level.
We do not believe central banks will raise interest rates this year. However, our CIO office expects the Fed to phase out asset purchases in 2022, with initial rate hikes to follow.
The scope and pace of recovery is likely to remain uneven among regions, asset classes and investment sectors. We believe that this underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds.
Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
4	|	DWS Global Macro Fund

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.
Investment Process
Portfolio management constructs the Fund’s portfolio using a combination of top-down macro views and bottom-up research along with risk management strategies. Based on the top-down macro views, the portfolio management team outlines a strategic allocation among asset classes for the portfolio which is a reflection of the team’s broad market view. The portfolio management team further takes into consideration news flows, market sentiment and technical factors and then decides on a targeted level of risk. Idea generation, allocation by regions and sectors as well as position sizing are important features of the strategic allocation process during which exposures to different asset classes are determined. Selection of investments is then made using bottom-up Fundamental analysis. The portfolio management team evaluates the strategic allocations and Fund investments on an ongoing basis from a risk/return perspective.
Currencies are considered an asset class in their own right by portfolio management and form an integral part of the strategic allocation and the investment selection process. Currencies are actively managed and portfolio management attempts to hedge against undesired currency risk. Portfolio management views currency as an important additional source of alpha-generation. Active currency positions may be taken across developed and emerging market currencies to exploit under- and/or over-valued currencies and to benefit from currency fluctuations. Portfolio management also views currency management as a beneficial source of risk diversification. Completely or partially applied currency hedges may also impact overall Fund performance.
DWS Global Macro Fund returned 13.74% during the 12-month period ended October 31, 2021, outperforming the 0.06% return of the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index. In addition, the Fund generated a positive absolute return in each of the three full calendar years since the current team began managing the portfolio in mid-2017.
DWS Global Macro Fund	|	5

Since the Fund is not managed to a specific benchmark, the index return is provided for reference purposes only.
The world financial markets produced positive returns in the 12-month period, with equities leading the way higher. Investors continued to demonstrate a hearty appetite for risk thanks to the combination of robust global growth, rising corporate earnings, and the ongoing re-opening of the world economy. The fiscal and monetary backdrop also remained favorable for risk assets. While an uptick inflation prompted the U.S. Federal Reserve (Fed) to indicate that it would soon begin to taper its quantitative easing policy, the consensus view continued to favor a gradual and well-communicated path for eventual interest-rate hikes. Stocks further benefited from multiple rounds fiscal stimulus, including direct payments to citizens.
“We maintain a preference for equities over bonds, and the portfolio is positioned accordingly.”
Global equities performed very well over the past 12 months, with the United States leading the way. Large-cap U.S. growth stocks, in particular, exhibited strength. Developed-market international stocks also registered gains, but emerging-markets equities lagged due to concerns about the trajectory of China’s economy.
The potential for Fed tapering was a headwind for bonds, with the largest adverse impact primarily occurring among rate-sensitive assets such as U.S. Treasuries. However, the weakness was offset by positive returns for the credit-oriented segments of the market.
Fund Performance
The Fund’s allocation to equities was the primary driver of its results over the past 12 months, and we gained a further benefit from our decision to increase the extent of the position in the first half of the period. The stock portfolio was helped by having large weightings in the information technology, communication services, and health care sectors. On the other hand, positions in the Chinese stocks Tencent Holdings Ltd.* and Alibaba Holding Group Ltd.,* which fell sharply in response to the government’s heightened regulatory focus, detracted from performance. We sold both from the portfolio. Since government policy — rather than
6	|	DWS Global Macro Fund

fundamentals — has become the primary driver of returns in China’s technology sector, the companies are difficult to evaluate using traditional measures such as fundamentals and valuations.
We maintained a hedge position to reduce the volatility of the equity portfolio. This is a standard feature of our strategy, used in part to gain a potential benefit from the strength of our stock picks relative to market as a whole. In addition, the hedging strategy provides us with the ability to adjust the portfolio’s allocations in an efficient manner. Given that stocks gained ground in the past 12 months, this aspect of our approach detracted from performance by preventing the Fund from participating in the full extent of the rally.
The fixed-income portfolio made a small contribution. We continued to focus on credit risk over duration risk (interest-rate sensitivity), a strategy that well suited for a time of declining yield spreads for investment-grade corporate and high-yield bonds. We maintained a low-duration posture, which was also a positive at a time in which yields rose. However, an allocation to emerging-market bonds detracted.
The Fund’s allocation to gold, which it achieves through an investment in the exchange-traded fund SPDR Gold MiniShares Trust, also detracted. We added this position in the third quarter of 2020 in an effort to offset the risks of both inflation and broader market volatility. Although inflation has indeed increased significantly in the ensuing year, gold has failed to rally. The initial shortfall was primarily the result of investors’ use of cryptocurrencies, rather than gold, as an inflation hedge. More recently, the metal has underperformed due to the prospect of higher interest rates (which increases the opportunity cost of owning non-interest-bearing assets such as gold). We maintained the allocation as of the end of October 2021.
The Fund’s currency positioning was a small contributor. We hedge the portfolio’s euro exposure into U.S. dollars, which was a positive given the strength in the latter.
Outlook and Positioning
We continued to use a multi-asset strategy that strives for positive absolute returns by identifying inefficiencies across sectors, regions, currencies, and asset classes. The Fund typically has a core exposure to investments that can provide capital preservation and/or steady income,
DWS Global Macro Fund	|	7

together with a disciplined tactical component designed to take advantage of opportunities as they arise. As always, we remain alert for chances to use market volatility to our advantage by putting cash to work during times of market weakness.
We continue to hold a substantial weighting in cash, but it’s important to keep in mind that much of this position exists to fund the positions in derivatives. In addition, we want to have some cash on hand to capitalize on any volatility that may occur in the months ahead.
We maintain a preference for equities over bonds, and the portfolio is positioned accordingly. We believe bonds have little upside due to the low level of yields, but they also have meaningful downside risk due to the prospect of rising interest rates. We therefore believe stocks in general, and reliable growers in particular, offer a better risk/return profile than bonds on a longer-term basis. We continue to use this long-term view, and not short-term, day-to-day market events, as the foundation for the Fund’s positioning.
*	Not held at October 31, 2021.
Portfolio Management Team
Henning Potstada, Head of Investment Strategy Multi Asset & Solutions
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—	Joined DWS in 2006.
—	Portfolio Manager for Multi Asset: Frankfurt.
—	MBA, University of Bayreuth, Germany.
Christoph-Arend Schmidt, CFA, Senior Portfolio Manager & Team Lead Multi Asset & Solutions
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—	Joined DWS in 2008.
—	Portfolio Manager for Multi Asset: Frankfurt.
—	MBA, University of Bayreuth, Germany.
Stefan Flasdick, Portfolio Manager Multi Asset & Solutions
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—	Joined DWS in 2004 with 11 years of industry experience. Prior to his current role, he served as a portfolio manager in Deutsche Bank Private Wealth Management. Previously, he served in Futures & Options Sales for Germany & Austria at JP Morgan in London and Frankfurt. He began his career as a Trainee in Treasury and F&O Sales at BfG Bank/Credit Lyonnais.
8	|	DWS Global Macro Fund

Fabian Degen, CFA, Portfolio Manager Multi Asset & Solutions
Portfolio Manager of the Fund. Began managing the Fund on March 1, 2021.
—	Joined DWS in 2007.
—	Portfolio Manager and Analyst: New York.
—	Bachelor of International Business Administration in Investments and Finance from the International University of Applied Sciences Bad Honnef, Bonn (with semester at the University of Maine (USA)).
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than three months.
Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
Quantitative easing (QE) is a type of monetary policy used by central banks to stimulate the economy. Central banks implement quantitative easing by purchasing financial assets from commercial banks and other financial institutions, thus raising the prices of those financial instruments and lowering their yields, while simultaneously increasing the money supply of a country or region.
Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.
An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund but that trades like a stock on an exchange.
DWS Global Macro Fund	|	9

Performance Summary	October 31, 2021 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
Unadjusted for Sales Charge	13.74%	6.68%	6.53%
Adjusted for the Maximum Sales Charge (max 5.75% load)	7.20%	5.43%	5.91%
ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index†	0.06%	1.15%	0.63%
Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
Unadjusted for Sales Charge	13.67%	6.67%	6.55%
Adjusted for the Maximum Sales Charge (max 2.50% load)	10.82%	6.13%	6.28%
ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index†	0.06%	1.15%	0.63%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
Unadjusted for Sales Charge	12.79%	5.85%	5.74%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	12.79%	5.85%	5.74%
ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index†	0.06%	1.15%	0.63%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
No Sales Charges	13.37%	6.40%	6.28%
ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index†	0.06%	1.15%	0.63%
Class R6	1-Year	Life of Class*
Average Annual Total Returns as of 10/31/21
No Sales Charges	13.84%	5.77%
ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index†	0.06%	0.74%

10	|	DWS Global Macro Fund

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
No Sales Charges	13.75%	6.91%	6.75%
ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index†	0.06%	1.15%	0.63%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
No Sales Charges	13.97%	6.95%	6.82%
ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index†	0.06%	1.15%	0.63%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2021 are 1.33%, 1.24%, 2.04%, 1.69%, 1.00%, 1.08% and 1.01% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Prior to May 8, 2017, this Fund was known as Deutsche Global Equity Fund. The Fund’s investment objective, strategy and portfolio management team also changed on that date. All returns, rankings and ratings prior to May 8, 2017 were achieved with a different objective, strategy and portfolio management. Please see the prospectus for details.
Returns shown for Class T shares for the period prior to its inception on December 2, 2019 are derived from the historical performance of Institutional Class shares of DWS Global Macro Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
DWS Global Macro Fund	|	11

Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on July 1, 2019.
†	ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than three months.
	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
10/31/21	$10.76	$10.55	$10.07	$10.37	$10.54	$10.49	$10.53
10/31/20	$ 9.54	$ 9.36	$ 8.94	$ 9.20	$ 9.36	$ 9.32	$ 9.34
Distribution Information as of 10/31/21
Income Dividends, Twelve Months	$ .09	$ .09	$ .01	$ .06	$ .11	$ .11	$ .11
12	|	DWS Global Macro Fund

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/21	10/31/20
Common Stocks	57%	48%
Cash Equivalents	21%	24%
U.S. Treasury Obligations	6%	7%
Corporate Bonds	5%	10%
Sovereign Bonds	4%	4%
Commodity Exchange-Traded Funds	4%	4%
Equity Exchange-Traded Funds	2%	1%
Fixed Income Exchanged-Traded Funds	1%	—
Preferred Stock	—	2%
Convertible Bonds	—	0%
	100%	100%
Asset allocation excludes derivatives.
Sector Diversification (As a % of Common Stocks, Preferred Stocks, Corporate Bonds and Convertible Bonds)	10/31/21	10/31/20
Communication Services	19%	19%
Health Care	17%	23%
Information Technology	16%	18%
Utilities	9%	5%
Financials	9%	6%
Consumer Discretionary	9%	9%
Industrials	7%	6%
Materials	7%	4%
Consumer Staples	6%	4%
Real Estate	1%	5%
Energy	—	1%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	10/31/21	10/31/20
United States	36%	44%
Germany	21%	22%
France	14%	8%
Switzerland	6%	5%
United Kingdom	5%	2%
Japan	3%	2%
Netherlands	3%	2%
Taiwan	3%	3%
Oman	2%	2%
Turkey	1%	2%
Russia	1%	2%
China	—	3%
Others	5%	3%
	100%	100%

DWS Global Macro Fund	|	13

Five Largest Equity Holdings at October 31, 2021 (13.1% of Net Assets)	Country	Percent
1 Alphabet, Inc.	United States	3.4%
Holding company with subsidiaries that provide Web-based search, maps, hardware products and various software applications
2 Deutsche Telekom AG	Germany	2.9%
Integrated telecommunications company based in Germany
3 E.ON SE	Germany	2.5%
Distributor of electricity to commercial and residential customers
4 Microsoft Corp.	United States	2.2%
Develops, manufactures, licenses, sells and supports software products
5 Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.1%
Manufacturer of integrated circuits and other semiconductor devices
Five Largest Fixed-Income Long-Term Securities at October 31, 2021 (8.0% of Net Assets)	Country	Percent
1 U.S. Treasury Note	United States	2.6%
1.625%, 12/31/2021
2 U.S. Treasury Note	United States	1.7%
0.125%, 11/30/2022
3 AbbVie, Inc.	United States	1.4%
2.95%, 11/21/2026
4 U.S. Treasury Note	United States	1.4%
2.375%, 5/15/2029
5 KFW Government Guarantee	Germany	0.9%
0.125%, 5/16/2023
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 66 for contact information.
14	|	DWS Global Macro Fund

Investment Portfolio	as of October 31, 2021
	Shares	Value ($)
Common Stocks 56.0%
France 9.6%
Alstom SA	55,557	1,976,811
AXA SA	157,195	4,572,010
BNP Paribas SA	43,658	2,922,134
Bureau Veritas SA	18,055	573,134
Capgemini SE	5,257	1,223,318
Danone SA	16,250	1,058,535
EssilorLuxottica SA	7,500	1,551,063
Orange SA	175,361	1,912,638
Sanofi	23,544	2,352,353
Veolia Environnement SA	85,979	2,805,828
Vinci SA	12,000	1,281,356
(Cost $20,306,644)		22,229,180
Germany 14.0%
BASF SE	55,000	3,959,762
Bayer AG (Registered)	49,654	2,793,659
Deutsche Post AG (Registered)	21,122	1,306,799
Deutsche Telekom AG (Registered)	365,000	6,783,951
E.ON SE	467,679	5,928,624
Evonik Industries AG	77,581	2,512,935
HeidelbergCement AG	2,495	187,878
Infineon Technologies AG	73,972	3,454,242
Knorr-Bremse AG	2,000	210,716
ProSiebenSat.1 Media SE	35,660	597,114
Volkswagen AG (Preference)	15,866	3,554,871
Vonovia SE	22,392	1,357,935
(Cost $28,387,772)		32,648,486
Italy 0.8%
Enel SpA (Cost $2,017,934)	214,943	1,797,959
Japan 2.4%
Daikin Industries Ltd.	2,700	589,629
Panasonic Corp.	104,600	1,277,960
Secom Co., Ltd.	7,500	509,256
Takeda Pharmaceutical Co., Ltd.	86,900	2,442,121
Yaskawa Electric Corp.	20,100	867,664
(Cost $6,217,337)		5,686,630
The accompanying notes are an integral part of the financial statements.
DWS Global Macro Fund	|	15

	Shares	Value ($)
Korea 0.7%
Samsung Electronics Co., Ltd. (Cost $1,333,496)	27,875	1,665,034
Netherlands 2.1%
ASML Holding NV	1,400	1,133,689
Koninklijke Ahold Delhaize NV	49,190	1,599,574
Koninklijke Philips NV	47,528	2,237,528
(Cost $4,565,272)		4,970,791
Spain 1.0%
Red Electrica Corp. SA (Cost $2,204,528)	116,602	2,427,602
Switzerland 4.3%
Alcon, Inc.	1,307	108,003
Nestle SA (Registered)	33,468	4,416,343
Novartis AG (Registered)	20,602	1,701,983
Roche Holding AG (Genusschein)	5,641	2,181,297
TE Connectivity Ltd. (a)	10,176	1,485,696
(Cost $7,554,086)		9,893,322
Taiwan 2.1%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $2,241,590)	227,000	4,816,153
United Kingdom 3.3%
Allfunds Group PLC*	9,449	191,000
Compass Group PLC*	80,489	1,707,376
Linde PLC (a)	7,691	2,454,967
Smith & Nephew PLC	46,000	790,064
Vodafone Group PLC	1,728,277	2,555,400
(Cost $7,784,692)		7,698,807
United States 15.7%
Alphabet, Inc. “A” *	2,700	7,993,040
Amazon.com, Inc.*	700	2,360,701
American Express Co.	10,457	1,817,217
Amgen, Inc.	5,296	1,096,113
AT&T, Inc.	131,588	3,323,913
CVS Health Corp.	10,113	902,889
Edison International	4,000	251,720
Johnson & Johnson	14,983	2,440,431
JPMorgan Chase & Co.	18,611	3,161,823
Microsoft Corp.	15,648	5,189,190
Netflix, Inc.*	3,066	2,116,490
PayPal Holdings, Inc.*	5,000	1,162,950
Pfizer, Inc.	51,331	2,245,218
The accompanying notes are an integral part of the financial statements.
16	|	DWS Global Macro Fund

	Shares	Value ($)
Pinterest, Inc. “A” *	13,102	584,873
T-Mobile U.S., Inc.*	3,302	379,829
Union Pacific Corp.	1,709	412,553
Visa, Inc. “A” (b)	5,679	1,202,642
(Cost $26,690,407)		36,641,592
Total Common Stocks (Cost $109,303,758)		130,475,556
	Principal Amount ($) (c)		Value ($)
Bonds 14.6%
France 0.2%
BNP Paribas SA, REG S, 3-month EURIBOR + 0.85%, 0.305% (d), 9/22/2022 (Cost $396,585)	EUR	357,000	415,568
Germany 0.9%
KFW Government Guarantee, REG S, 0.125%, 5/16/2023 (Cost $2,098,479)		2,103,000	2,091,608
Norway 0.7%
Norway Government Bond, Series 475, REG S, 144A, 2.0%, 5/24/2023 (Cost $1,504,367)	NOK	13,708,000	1,644,412
Oman 1.2%
Oman Government International Bond:
REG S, 4.75%, 6/15/2026		1,000,000	1,027,302
REG S, 5.625%, 1/17/2028		1,600,000	1,682,000
(Cost $2,278,481)			2,709,302
Russia 0.6%
Russian Federal Bond - OFZ, 7.0%, 8/16/2023 (Cost $1,617,921)	RUB	100,000,000	1,381,981
Turkey 0.8%
Republic of Turkey:
3.25%, 6/14/2025	EUR	200,000	226,704
4.35%, 11/12/2021	EUR	1,000,000	1,156,120
5.125%, 3/25/2022		200,000	201,984
6.25%, 9/26/2022		200,000	205,595
7.375%, 2/5/2025		80,000	84,389
(Cost $1,800,681)			1,874,792
United States 10.2%
AbbVie, Inc., 2.95%, 11/21/2026		3,000,000	3,171,395
Anheuser-Busch InBev Worldwide, Inc., 4.0%, 4/13/2028		170,000	191,188
Coty, Inc.:
REG S, 4.0%, 4/15/2023	EUR	1,800,000	2,080,987
The accompanying notes are an integral part of the financial statements.
DWS Global Macro Fund	|	17

	Principal Amount ($) (c)		Value ($)
144A, 6.5%, 4/15/2026 (b)		900,000	924,750
DISH DBS Corp., 7.75%, 7/1/2026		40,000	44,450
Howmet Aerospace, Inc., 5.125%, 10/1/2024		1,540,000	1,688,225
Netflix, Inc.:
4.625%, 5/15/2029	EUR	185,000	268,127
6.375%, 5/15/2029		100,000	126,125
U.S. Treasury Notes:
0.125%, 11/30/2022		4,000,000	3,997,969
1.625%, 12/31/2021 (e)		6,000,000	6,014,950
2.375%, 5/15/2029		2,957,000	3,146,086
2.75%, 4/30/2023		1,000,000	1,035,742
VeriSign, Inc., 5.25%, 4/1/2025		300,000	335,250
Verizon Communications, Inc., 2.625%, 8/15/2026		800,000	838,737
(Cost $23,308,626)			23,863,981
Total Bonds (Cost $33,005,140)			33,981,644
	Shares	Value ($)
Exchange-Traded Funds 6.8%
iShares JPMorgan EM Local Government Bond ETF	90,000	4,742,100
iShares Nasdaq Biotechnology ETF (b)	8,005	1,277,598
SPDR Gold MiniShares Trust *	546,500	9,689,445
Total Exchange-Traded Funds (Cost $16,118,959)		15,709,143
Securities Lending Collateral 1.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (f) (g) (Cost $2,897,670)	2,897,670	2,897,670
Cash Equivalents 20.6%
DWS Central Cash Management Government Fund, 0.03% (f) (Cost $47,885,794)	47,885,794	47,885,794
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $209,211,321)	99.2	230,949,807
Other Assets and Liabilities, Net	0.8	1,927,071
Net Assets	100.0	232,876,878
The accompanying notes are an integral part of the financial statements.
18	|	DWS Global Macro Fund

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2021 are as follows:
Value ($) at 10/31/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2021	Value ($) at 10/31/2021
Securities Lending Collateral 1.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (f) (g)
5,843,600	—	2,945,930 (h)	—	—	27,254	—	2,897,670	2,897,670
Cash Equivalents 20.6%
DWS Central Cash Management Government Fund, 0.03% (f)
41,650,529	97,858,969	91,623,704	—	—	16,495	—	47,885,794	47,885,794
47,494,129	97,858,969	94,569,634	—	—	43,749	—	50,783,464	50,783,464
*	Non-income producing security.
(a)	Listed on the New York Stock Exchange.
(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2021 amounted to $2,840,061, which is 1.2% of net assets.
(c)	Principal amount stated in U.S. dollars unless otherwise noted.
(d)	Variable or floating rate security. These securities are shown at their current rate as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.
(e)	At October 31, 2021, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(g)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(h)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2021.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
EURIBOR: Euro Interbank Offered Rate
OFZ: Obigatyi Federal novo Zaima (Federal Loan Obligations)
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
The accompanying notes are an integral part of the financial statements.
DWS Global Macro Fund	|	19

S& P: Standard & Poor’s
SPDR: Standard & Poor’s Depositary Receipt
At October 31, 2021, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	12/21/2021	50	6,624,804	6,535,156	89,648
DAX Index	EUR	12/17/2021	32	14,473,040	14,486,066	(13,026)
Euro Stoxx 50 Index	EUR	12/17/2021	227	10,894,033	11,118,395	(224,362)
S&P 500 E-Mini Index	USD	12/17/2021	66	14,714,567	15,170,100	(455,533)
U.S. Treasury Long Bond	USD	5/15/2037	50	8,069,829	8,042,188	27,641
Total net unrealized depreciation						(575,632)
At October 31, 2021, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
RUB	74,153,136	USD	1,054,233	11/30/2021	14,428	Toronto-Dominion Bank
EUR	54,540,469	USD	63,320,655	11/30/2021	235,120	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					249,548
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	2,122,460	HKD	16,506,645	11/30/2021	(736)	Brown Brothers Harriman & Co.
USD	3,245,316	GBP	2,359,761	11/30/2021	(15,804)	JPMorgan Chase Securities, Inc.
USD	7,050,006	NOK	59,117,507	11/30/2021	(53,506)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(70,046)
Currency Abbreviation(s)

EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
NOK	Norwegian Krone
RUB	Russian Ruble
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
20	|	DWS Global Macro Fund

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$130,475,556	$ —	$—	$130,475,556
Bonds	—	33,981,644	—	33,981,644
Exchange-Traded Funds	15,709,143	—	—	15,709,143
Short-Term Investments (a)	50,783,464	—	—	50,783,464
Derivatives (b)
Futures Contracts	117,289	—	—	117,289
Forward Foreign Currency Contracts	—	249,548	—	249,548
Total	$197,085,452	$34,231,192	$ —	$231,316,644
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$ (692,921)	$ —	$—	$ (692,921)
Forward Foreign Currency Contracts	—	(70,046)	—	(70,046)
Total	$ (692,921)	$ (70,046)	$ —	$ (762,967)
(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.
DWS Global Macro Fund	|	21

Statement of Assets and Liabilities
as of October 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $158,427,857) — including $2,840,061 of securities loaned	$ 180,166,343
Investment in DWS Government & Agency Securities Portfolio (cost $2,897,670)*	2,897,670
Investment in DWS Central Cash Management Government Fund (cost $47,885,794)	47,885,794
Foreign currency, at value (cost $4,418,697)	4,436,165
Cash held as collateral for forward foreign currency contracts	194,307
Receivable for investments sold	391,105
Receivable for Fund shares sold	68,235
Dividends receivable	173,193
Interest receivable	286,250
Unrealized appreciation on forward foreign currency contracts	249,548
Foreign taxes recoverable	575,005
Other assets	26,384
Total assets	237,349,999
Liabilities
Cash overdraft	536,440
Payable upon return of securities loaned	2,897,670
Payable for investments purchased	353,424
Payable for Fund shares redeemed	89,256
Payable for variation margin on futures contracts	44,809
Payable upon return of collateral for forward foreign currency contracts	194,307
Unrealized depreciation on forward foreign currency contracts	70,046
Accrued management fee	67,924
Accrued Directors' fees	2,013
Other accrued expenses and payables	217,232
Total liabilities	4,473,121
Net assets, at value	$ 232,876,878
*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.
22	|	DWS Global Macro Fund

Statement of Assets and Liabilities as of October 31, 2021 (continued)

Net Assets Consist of
Distributable earnings (loss)	18,695,158
Paid-in capital	214,181,720
Net assets, at value	$ 232,876,878
Net Asset Value
Class A
Net Asset Value and redemption price per share ($42,860,054 ÷ 3,984,722 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.76
Maximum offering price per share (100 ÷ 94.25 of $10.76)	$ 11.42
Class T
Net Asset Value and redemption price per share ($12,062 ÷ 1,143 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.55
Maximum offering price per share (100 ÷ 97.50 of $10.55)	$ 10.82
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($3,148,555 ÷ 312,513 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.07
Class R
Net Asset Value, offering and redemption price per share ($227,961 ÷ 21,987 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.37
Class R6
Net Asset Value, offering and redemption price per share ($50,292 ÷ 4,769 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)**	$ 10.54
Class S
Net Asset Value, offering and redemption price per share ($102,415,760 ÷ 9,759,540 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.49
Institutional Class
Net Asset Value, offering and redemption price per share ($84,162,194 ÷ 7,994,019 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.53
**	Net asset value and redemption price per share may not recalculate due to rounding of net assets and/or shares outstanding.
The accompanying notes are an integral part of the financial statements.
DWS Global Macro Fund	|	23

Statement of Operations
for the year ended October 31, 2021

Investment Income
Income:
Dividends (net of foreign taxes withheld of $354,921)	$ 3,159,143
Interest (net of foreign taxes withheld of $29,380)	1,157,808
Income distributions — DWS Central Cash Management Government Fund	16,495
Securities lending income, net of borrower rebates	27,254
Total income	4,360,700
Expenses:
Management fee	1,300,467
Administration fee	210,242
Services to shareholders	351,443
Distribution and service fees	155,273
Custodian fee	34,836
Professional fees	90,735
Reports to shareholders	48,046
Registration fees	97,164
Directors' fees and expenses	8,701
Other	28,753
Total expenses before expense reductions	2,325,660
Expense reductions	(504,201)
Total expenses after expense reductions	1,821,459
Net investment income	2,539,241
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	9,713,574
Futures	(6,186,696)
Forward foreign currency contracts	2,159,595
Foreign currency	(57,312)
5,629,161
Change in net unrealized appreciation (depreciation) on:
Investments	18,841,292
Futures	(1,946,753)
Forward foreign currency contracts	(175,995)
Foreign currency	114,233
16,832,777
Net gain (loss)	22,461,938
Net increase (decrease) in net assets resulting from operations	$ 25,001,179
The accompanying notes are an integral part of the financial statements.
24	|	DWS Global Macro Fund

Statements of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 2,539,241	$ 2,185,344
Net realized gain (loss)	5,629,161	(1,754,039)
Change in net unrealized appreciation (depreciation)	16,832,777	(8,790,149)
Net increase (decrease) in net assets resulting from operations	25,001,179	(8,358,844)
Distributions to shareholders:
Class A	(349,418)	(425,167)
Class T	(99)	(64) *
Class C	(8,896)	(43,866)
Class R	(1,341)	(7,883)
Class R6	(534)	(558)
Class S	(1,079,965)	(698,641)
Institutional Class	(705,626)	(686,240)
Total distributions	(2,145,879)	(1,862,419)
Fund share transactions:
Proceeds from shares sold	65,062,006	34,243,608
Reinvestment of distributions	2,061,085	1,816,798
Payments for shares redeemed	(38,562,318)	(40,957,008)
Net assets acquired in tax-free reorganization	—	162,205,267 **
Net increase (decrease) in net assets from Fund share transactions	28,560,773	157,308,665
Increase (decrease) in net assets	51,416,073	147,087,402
Net assets at beginning of period	181,460,805	34,373,403
Net assets at end of period	$232,876,878	$181,460,805
*	For the period from December 2, 2019 (commencement of operations of Class T) through October 31, 2020.
**	On December 6, 2019, DWS World Dividend Fund was acquired by the Fund through a tax-free reorganization (See Note H)

The accompanying notes are an integral part of the financial statements.
DWS Global Macro Fund	|	25

Financial Highlights
DWS Global Macro Fund — Class A
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.54	$10.16	$10.15	$9.92	$8.61
Income (loss) from investment operations:
Net investment income[a]	.11	.12	.17	.15	.06
Net realized and unrealized gain (loss)	1.20	(.42)	.44	.08	1.25
Total from investment operations	1.31	(.30)	.61	.23	1.31
Less distributions from:
Net investment income	(.09)	(.32)	(.42)	—	—
Net realized gains	—	—	(.18)	—	—
Total distributions	(.09)	(.32)	(.60)	—	—
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$10.76	$9.54	$10.16	$10.15	$9.92
Total Return (%)[b,c]	13.74	(3.03)	6.65	2.32	15.21 [d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	38	10	10	10
Ratio of expenses before expense reductions (%)	1.28	1.32	2.08	2.58	2.63
Ratio of expenses after expense reductions (%)	.97	1.16	1.30	1.02	1.20
Ratio of net investment income (%)	1.03	1.21	1.76	1.49	.66
Portfolio turnover rate (%)	43	136	41	80	121
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
26	|	DWS Global Macro Fund

DWS Global Macro Fund — Class T
	Year Ended October 31,	Period Ended
	2021	10/31/20 [a]
Selected Per Share Data
Net asset value, beginning of period	$9.36	$10.08
Income (loss) from investment operations:
Net investment income[b]	.11	.10
Net realized and unrealized gain (loss)	1.17	(.51)
Total from investment operations	1.28	(.41)
Less distributions from:
Net investment income	(.09)	(.31)
Net asset value, end of period	$10.55	$9.36
Total Return (%)[c,d]	13.67	(4.21) *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	12	11
Ratio of expenses before expense reductions (%)	1.24	1.23 **
Ratio of expenses after expense reductions (%)	.97	1.16 **
Ratio of net investment income (%)	1.03	1.20 **
Portfolio turnover rate (%)	43	136 [e]
[a]	For the period from December 2, 2019 (commencement of operations) to October 31, 2020.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2020.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
DWS Global Macro Fund	|	27

DWS Global Macro Fund — Class C
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.94	$9.48	$9.48	$9.34	$8.17
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.04	.09	.07	(.01)
Net realized and unrealized gain (loss)	1.11	(.39)	.41	.07	1.18
Total from investment operations	1.14	(.35)	.50	.14	1.17
Less distributions from:
Net investment income	(.01)	(.19)	(.32)	—	—
Net realized gains	—	—	(.18)	—	—
Total distributions	(.01)	(.19)	(.50)	—	—
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$10.07	$8.94	$9.48	$9.48	$9.34
Total Return (%)[b,c]	12.79	(3.75)	5.85	1.50	14.32 [d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	7	2	2	3
Ratio of expenses before expense reductions (%)	2.02	2.03	2.82	3.32	3.34
Ratio of expenses after expense reductions (%)	1.72	1.92	2.05	1.77	1.95
Ratio of net investment income (loss) (%)	.31	.45	1.02	.74	(.10)
Portfolio turnover rate (%)	43	136	41	80	121
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
28	|	DWS Global Macro Fund

DWS Global Macro Fund — Class R
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.20	$9.77	$9.77	$9.57	$8.33
Income (loss) from investment operations:
Net investment income[a]	.08	.09	.14	.11	.04
Net realized and unrealized gain (loss)	1.15	(.39)	.42	.09	1.20
Total from investment operations	1.23	(.30)	.56	.20	1.24
Less distributions from:
Net investment income	(.06)	(.27)	(.38)	—	—
Net realized gains	—	—	(.18)	—	—
Total distributions	(.06)	(.27)	(.56)	—	—
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$10.37	$9.20	$9.77	$9.77	$9.57
Total Return (%)[b]	13.37	(3.20)	6.35	2.09	14.89 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.2	.3	.4	1
Ratio of expenses before expense reductions (%)	1.70	1.68	2.45	2.80	2.94
Ratio of expenses after expense reductions (%)	1.22	1.43	1.53	1.27	1.44
Ratio of net investment income (%)	.82	.96	1.51	1.13	.44
Portfolio turnover rate (%)	43	136	41	80	121
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS Global Macro Fund	|	29

DWS Global Macro Fund — Class R6
	Years Ended October 31,		Period Ended
	2021	2020	10/31/19 [a]
Selected Per Share Data
Net asset value, beginning of period	$9.36	$9.98	$9.70
Income (loss) from investment operations:
Net investment income[b]	.13	.14	.05
Net realized and unrealized gain (loss)	1.16	(.40)	.23
Total from investment operations	1.29	(.26)	.28
Less distributions from:
Net investment income	(.11)	(.36)	—
Net asset value, end of period	$10.54	$9.36	$9.98
Total Return (%)[c]	13.84	(2.70)	2.89 *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	50	44	10
Ratio of expenses before expense reductions (%)	.94	.99	1.82 **
Ratio of expenses after expense reductions (%)	.72	.91	.98 **
Ratio of net investment income (%)	1.29	1.46	1.55 **
Portfolio turnover rate (%)	43	136	41 [d]
[a]	For the period from July 1, 2019 (commencement of operations) to October 31, 2019.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2019.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
30	|	DWS Global Macro Fund

DWS Global Macro Fund — Class S
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.32	$9.95	$9.93	$9.69	$8.39
Income (loss) from investment operations:
Net investment income[a]	.12	.14	.20	.17	.09
Net realized and unrealized gain (loss)	1.16	(.40)	.43	.07	1.21
Total from investment operations	1.28	(.26)	.63	.24	1.30
Less distributions from:
Net investment income	(.11)	(.37)	(.43)	—	—
Net realized gains	—	—	(.18)	—	—
Total distributions	(.11)	(.37)	(.61)	—	—
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$10.49	$9.32	$9.95	$9.93	$9.69
Total Return (%)[b]	13.75	(2.72)	7.04	2.48	15.49 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	102	96	5	5	4
Ratio of expenses before expense reductions (%)	1.04	1.07	1.86	2.32	2.41
Ratio of expenses after expense reductions (%)	.82	.92	.94	.82	.96
Ratio of net investment income (%)	1.18	1.43	2.12	1.72	.94
Portfolio turnover rate (%)	43	136	41	80	121
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS Global Macro Fund	|	31

DWS Global Macro Fund — Institutional Class
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.34	$9.97	$9.96	$9.72	$8.41
Income (loss) from investment operations:
Net investment income[a]	.14	.14	.20	.18	.08
Net realized and unrealized gain (loss)	1.16	(.40)	.43	.06	1.23
Total from investment operations	1.30	(.26)	.63	.24	1.31
Less distributions from:
Net investment income	(.11)	(.37)	(.44)	—	—
Net realized gains	—	—	(.18)	—	—
Total distributions	(.11)	(.37)	(.62)	—	—
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$10.53	$9.34	$9.97	$9.96	$9.72
Total Return (%)[b]	13.97	(2.76)	6.98	2.47	15.58 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	39	16	8	2
Ratio of expenses before expense reductions (%)	.92	1.00	1.67	2.17	2.25
Ratio of expenses after expense reductions (%)	.72	.91	.97	.77	.94
Ratio of net investment income (%)	1.32	1.46	2.10	1.84	.93
Portfolio turnover rate (%)	43	136	41	80	121
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
32	|	DWS Global Macro Fund

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS Global Macro Fund (the “Fund” ) is a diversified series of Deutsche DWS International Fund, Inc. (the “Corporation” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Maryland corporation.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R shares and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards
DWS Global Macro Fund	|	33

Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
34	|	DWS Global Macro Fund

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities
DWS Global Macro Fund	|	35

and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.03% annualized effective rate as of October 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of October 31, 2021, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of October 31, 2021

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$ 1,215,440	$ —	$ —	$ —	$ 1,215,440
Bonds	517,830	—	—	—	517,830
Exchange-Traded Funds	1,164,400	—	—	—	1,164,400
Total Borrowings	$ 2,897,670	$ —	$ —	$ —	$ 2,897,670
Gross amount of recognized liabilities for securities lending transactions:					$ 2,897,670
36	|	DWS Global Macro Fund

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At October 31, 2021, the Fund had net tax basis capital loss carryforwards of approximately $5,558,000, including short-term losses ($3,101,000) and long-term losses ($2,457,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities, investments in futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At October 31, 2021, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 2,796,003
Capital loss carryforwards	$ (5,558,000)
Net unrealized appreciation (depreciation) on investments	$ 21,259,071
DWS Global Macro Fund	|	37

At October 31, 2021, the aggregate cost of investments for federal income tax purposes was $209,655,587. The net unrealized appreciation for all investments based on tax cost was $21,259,071. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $27,297,545 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $6,038,474.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2021	2020
Distributions from ordinary income*	$ 2,145,879	$ 1,862,419
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.
B.	Derivative Instruments
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement
38	|	DWS Global Macro Fund

date). For the year ended October 31, 2021, the Fund entered into futures as a substitute for direct investment in a particular asset class, for duration management, and for hedging purposes.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of October 31, 2021, is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2021, the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $20,951,000 to $55,352,000.
Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2021, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund
DWS Global Macro Fund	|	39

gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of October 31, 2021, is included in the table following the Fund’s Investment Portfolio. For the year ended October 31, 2021, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $43,136,000 to $72,065,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $2,612,000 to approximately $12,418,000.
The following tables summarize the value of the Fund’s derivative instruments held as of October 31, 2021 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 117,289	$ 117,289
Foreign Exchange Contracts (b)	249,548	—	249,548
	$ 249,548	$ 117,289	$ 366,837
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized appreciation on forward foreign currency contracts
Liability Derivative	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ (692,921)	$ (692,921)
Foreign Exchange Contracts (b)	(70,046)	—	(70,046)
	$ (70,046)	$ (692,921)	$ (762,967)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2021 and the related location in the accompanying Statement
40	|	DWS Global Macro Fund

of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ (6,086,010)	$ (6,086,010)
Interest Rate Contracts (a)	—	(100,686)	(100,686)
Foreign Exchange Contracts (a)	2,159,595	—	2,159,595
	$2,159,595	$ (6,186,696)	$ (4,027,101)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a)	Net realized gain (loss) from forward foreign currency contracts and futures, respectively
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ (2,036,476)	$ (2,036,476)
Interest Rate Contracts (a)	—	89,723	89,723
Foreign Exchange Contracts (a)	(175,995)	—	(175,995)
	$ (175,995)	$ (1,946,753)	$ (2,122,748)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts and futures, respectively
As of October 31, 2021, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and
DWS Global Macro Fund	|	41

Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase Securities, Inc.	$ 235,120	$ (69,310)	$ —	$ 165,810
Toronto-Dominion Bank	14,428	—	—	14,428
	$ 249,548	$ (69,310)	$ —	$ 180,238
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Brown Brothers Harriman & Co.	$ 736	$ —	$ —	$ 736
JPMorgan Chase Securities, Inc.	69,310	(69,310)	—	—
	$ 70,046	$ (69,310)	$ —	$ 736
C.	Purchases and Sales of Securities
During the year ended October 31, 2021, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$83,774,658	$69,074,284
U.S. Treasury Obligations	$ 4,000,013	$ 4,000,000
D.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
42	|	DWS Global Macro Fund

DWS International GmbH, a direct, wholly owned subsidiary of DWS Group, serves as subadvisor to the Fund. Pursuant to a subadvisory agreement between DIMA and DWS International GmbH, DIMA, not the Fund, compensates DWS International GmbH for the services it provides to the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $2.5 billion of the Fund’s average daily net assets	.600%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%
Accordingly, for the year ended October 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.60% of the Fund’s average daily net assets.
For the period from November 1, 2020 through January 31, 2022 (through September 30, 2021 for Class S shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.97%
Class T	.97%
Class C	1.72%
Class R	1.22%
Class R6	.72%
Class S	.82%
Institutional Class	.72%
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.81%.
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For the year ended October 31, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 128,583
Class T	32
Class C	15,573
Class R	1,110
Class R6	111
Class S	226,552
Institutional Class	132,240
$ 504,201
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2021, the Administration Fee was $210,242, of which $19,257 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2021
Class A	$ 27,328	$ 4,357
Class T	27	4
Class C	1,422	207
Class R	190	28
Class R6	43	7
Class S	115,722	18,320
Institutional Class	717	151
	$ 145,449	$ 23,074
In addition, for the year ended October 31, 2021, the amounts charged to the Fund for recordkeeping and other administrative services provided by
44	|	DWS Global Macro Fund

unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 45,505
Class C	6,643
Class R	592
Class S	67,527
Institutional Class	39,487
$ 159,754
Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended October 31, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2021
Class C	$ 39,304	$ 2,056
Class R	583	48
	$ 39,887	$ 2,104
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, T, C and R shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2021	Annual Rate
Class A	$ 101,684	$ 18,280.24%
Class T	18	12.15%
Class C	13,101	1,421.25%
Class R	583	267.25%
	$ 115,386	$ 19,980
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in
DWS Global Macro Fund	|	45

connection with the distribution of Class A shares for the year ended October 31, 2021 aggregated $1,032.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2021, the CDSC for Class C shares aggregated $1,117. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended October 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,750, of which $246 is unpaid.
Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2021, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $2,051.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the
46	|	DWS Global Macro Fund

untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2021.
F.	Concentration of Ownership
From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of October 31, 2021, DWS Alternative Asset Allocation VIP held 15% of the total shares outstanding of the Fund.
G.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	476,591	$ 5,103,626	348,088	$ 3,399,131
Class T	—	—	99 *	996 *
Class C	14,552	145,819	49,501	462,842
Class R	5,922	58,886	4,216	39,502
Class S	325,658	3,416,472	428,210	4,156,385
Institutional Class	5,368,875	56,337,203	2,705,276	26,184,752
		$ 65,062,006		$ 34,243,608
Shares issued to shareholders in reinvestment of distributions
Class A	29,754	$ 312,577	41,018	$ 405,936
Class T	9	99	7 *	64 *
Class C	905	8,738	4,607	43,308
Class R	133	1,341	819	7,883
Class R6	51	534	58	558
Class S	100,782	1,032,768	70,751	673,511
Institutional Class	68,096	705,028	70,676	685,538
		$ 2,061,085		$ 1,816,798
DWS Global Macro Fund	|	47

	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Dollars	Shares	Dollars
Shares redeemed
Class A	(526,538)	$ (5,567,667)	(804,554)	$ (7,868,393)
Class C	(512,950)	(5,106,103)	(602,776)	(5,523,353)
Class R	(5,551)	(55,890)	(13,250)	(126,288)
Class S	(1,012,871)	(10,418,582)	(2,085,369)	(19,884,203)
Institutional Class	(1,656,252)	(17,414,076)	(799,633)	(7,554,771)
		$ (38,562,318)		$ (40,957,008)
Shares issued in tax-free reorganization**
Class A	—	$ —	3,396,515	$ 34,033,489
Class T	—	—	1,028 *	10,103 *
Class C	—	—	1,130,373	10,648,072
Class R6	—	—	3,629	35,635
Class S	—	—	11,393,715	111,429,951
Institutional Class	—	—	617,149	6,048,017
		$ —		$ 162,205,267
Net increase (decrease)
Class A	(20,193)	$ (151,464)	2,981,067	$ 29,970,163
Class T	9	99	1,134 *	11,163 *
Class C	(497,493)	(4,951,546)	581,705	5,630,869
Class R	504	4,337	(8,215)	(78,903)
Class R6	51	534	3,687	36,193
Class S	(586,431)	(5,969,342)	9,807,307	96,375,644
Institutional Class	3,780,719	39,628,155	2,593,468	25,363,536
		$ 28,560,773		$ 157,308,665
*	For the period from December 2, 2019 (commencement of operations of Class T) through October 31, 2020.
**	On December 6, 2019, DWS World Dividend Fund was acquired by the Fund through a tax-free reorganization (See Note H)
H.	Acquisition of Assets
On December 6, 2019, the Fund acquired all of the net assets of DWS World Dividend Fund pursuant to a plan of reorganization approved by Board of Directors of DWS World Dividend Fund and the Board of Directors of DWS Global Macro Fund in September 2019. The acquisition
48	|	DWS Global Macro Fund

was accomplished by a tax-free exchange of 1,132,549 Class A shares, 336 Class T shares, 357,115 Class C shares, 1,185 Class R6 shares, 3,702,503 Class S shares and 199,422 Institutional Class shares of DWS World Dividend Fund for 3,396,515 Class A shares, 1,028 Class T shares, 1,130,373 Class C shares, 3,629 Class R6 shares, 11,393,715 Class S shares and 617,149 Institutional Class shares of the Fund, respectively, outstanding on December 6, 2019. DWS World Dividend Fund’s net assets at that date, $162,205,267 including $12,347,350 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $34,839,714. The combined net assets of the Fund immediately following the acquisition were $197,044,981.
I.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
DWS Global Macro Fund	|	49

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Deutsche DWS International Fund, Inc. and Shareholders of DWS Global Macro Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Global Macro Fund (the “Fund” ) (one of the funds constituting Deutsche DWS International Fund, Inc.) (the “Corporation” ), including the investment portfolio, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS International Fund, Inc.) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended October 31, 2017 and October 31, 2018, were audited by another independent registered public accounting firm whose report, dated December 20, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits,
50	|	DWS Global Macro Fund

we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
December 22, 2021
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Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2021 to October 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
52	|	DWS Global Macro Fund

Expenses and Value of a $1,000 Investment
for the six months ended October 31, 2021 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/21	$1,004.20	$1,003.30	$ 999.00	$1,003.00	$1,004.60	$1,004.30	$1,004.60
Expenses Paid per $1,000*	$ 4.90	$ 4.90	$ 8.67	$ 6.16	$ 3.64	$ 4.14	$ 3.64
Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/21	$1,020.32	$1,020.32	$1,016.53	$1,019.06	$1,021.58	$1,021.07	$1,021.58
Expenses Paid per $1,000*	$ 4.94	$ 4.94	$ 8.74	$ 6.21	$ 3.67	$ 4.18	$ 3.67
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
DWS Global Macro Fund	.97%	.97%	1.72%	1.22%	.72%	.82%	.72%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
DWS Global Macro Fund	|	53

Tax Information	(Unaudited)
For corporate shareholders, 29% of the income dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended October 31, 2021, qualified for the dividends received deduction.
For federal income tax purposes, the Fund designates approximately $3,900,000, or the maximum amount allowable under tax law, as qualified dividend income.
A total of 3% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
54	|	DWS Global Macro Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Directors (hereinafter referred to as the “Board”  or “Directors” ) approved the renewal of DWS Global Macro Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) and sub-advisory agreement (the “Sub-Advisory Agreement”  and together with the Agreement, the “Agreements” ) between DIMA and DWS International GmbH (“DWS International” ), an affiliate of DIMA, in September 2021.
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DWS International are part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a
DWS Global Macro Fund	|	55

wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DWS International’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DWS International provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including DWS International. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 3rd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020.
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Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted the implementation of new management fee breakpoints in connection with the merger of DWS World Dividend Fund into the Fund on December 9, 2019. With respect to the sub-advisory fee paid to DWS International, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DWS International.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA
DWS Global Macro Fund	|	57

and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the
58	|	DWS Global Macro Fund

best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.
DWS Global Macro Fund	|	59

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
60	|	DWS Global Macro Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
DWS Global Macro Fund	|	61

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
62	|	DWS Global Macro Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
DWS Global Macro Fund	|	63

Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
64	|	DWS Global Macro Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
DWS Global Macro Fund	|	65

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
66	|	DWS Global Macro Fund

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	DBISX	DBIUX	DBICX	DBIVX	MGINX
CUSIP Number	25156G 871	25156G 558	25156G 806	25156G 608	25156G 509
Fund Number	499	1799	799	2399	559
For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
	Class R	Class R6
Nasdaq Symbol	DBITX	DBIWX
CUSIP Number	25156G 707	25156G 418
Fund Number	1501	1699
DWS Global Macro Fund	|	67

DGMF-2
(R-024957-12 12/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS global Macro Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$61,433	$0	$7,879	$0
2020	$61,433	$0	$7,879	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$487,049	$0
2020	$0	$650,763	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$7,879	$487,049	$0	$494,928
2020	$7,879	$650,763	$0	$658,642

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Macro Fund, a series of Deutsche DWS International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/30/2021